UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
April 2, 2023

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of registrant specified in its charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
6467 Main Street
Williamsville
,
New York
14221
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (
716
)
633-1850

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LSI	The New York Stock Exchange
Life Storage LP

Title of each class	Trading Symbol	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging Growth Company ☐
Life Storage LP:
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc. ☐
Life Storage LP ☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 2, 2023, Life Storage, Inc. (“Life Storage”) and Life Storage LP (“Life Storage OP” and, together with Life Storage, the “Life Storage Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Extra Space Storage Inc., a Maryland corporation (“Extra Space”), Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”), Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Eros Merger Sub”), and Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Eros OP Merger Sub” and, together with Extra Space, Extra Space OP and Eros Merger Sub, the “Extra Space Parties”).
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) Eros Merger Sub will merge with and into Life Storage (the “Company Merger”), with Life Storage surviving the Company Merger and remaining a wholly owned subsidiary of Extra Space (the “Surviving Entity”), (b) immediately after the effective time of the Company Merger (the “Company Merger Effective Time”), (i) the Surviving Entity will be converted into a Maryland limited liability company and (ii) Life Storage Holdings, Inc., a Delaware corporation and the general partner of Life Storage OP (“Life Storage OP GP”), will be converted into a Delaware limited liability company (such conversions, collectively, the “LLC Conversions”), (c) immediately after the LLC Conversions, Extra Space will contribute to Extra Space OP (i) all of the outstanding equity interests of the Surviving Entity and (ii) the number of shares of common stock of Extra Space, par value $0.01 per share (“Extra Space Common Stock”), to be issued to limited partners of Life Storage OP other than Life Storage or any wholly owned subsidiary of Life Storage (a “Minority Limited Partner”) and each holder of Series A Preferred Units of Life Storage OP (the “Preferred Unitholders”) who elect to receive the Merger Consideration (as defined below) in exchange for the issuance by Extra Space OP to Extra Space or its applicable subsidiaries of a number of newly issued partnership units in Extra Space OP equal to the number of shares of Extra Space Common Stock to be issued in the Company Merger or the Partnership Merger (as defined below), and (d) thereafter, Eros OP Merger Sub will merge with and into Life Storage OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with Life Storage OP surviving the Partnership Merger and becoming a wholly owned subsidiary of Extra Space OP.
At the Company Merger Effective Time, each share of common stock, par value $0.01 per share, of Life Storage (“Life Storage Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time (other than shares of Life Storage Common Stock owned by any of the Life Storage Parties, the Extra Space Parties or any of their respective wholly owned subsidiaries, which will be canceled) will be automatically converted into the right to receive 0.895 (the “Exchange Ratio”) validly issued, fully paid and non-assessable
shares of Extra Space Common Stock (the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.
Each share of restricted Life Storage Common Stock (“Life Storage Restricted Shares”) that is issued and outstanding as of immediately prior to the Company Merger Effective Time will, as of immediately prior to the Company Merger Effective Time, become fully vested and be canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares without interest, but subject to any withholding required under applicable law. Separately, each holder of Life Storage Restricted Shares issued pursuant to the Life Storage 2015 Award and Option Plan that is issued and outstanding as of immediately prior to the Company Merger Effective Time will be eligible to receive, in respect of each Life Storage Restricted Share, a cash bonus payment, no later than five (5) business days after the Company Merger Effective Time, determined based on the excess, if any, of the Change in Control Price (as defined in the Life Storage 2015 Award and Option Plan) over the sum of the Merger Consideration plus any cash in lieu of fractional shares.
Each performance stock unit with respect to shares of Life Storage Common Stock (the “Life Storage PSUs”) that is outstanding as of immediately prior to the Company Merger Effective Time will, as of immediately prior to the Company Merger Effective Time, be accelerated and vest with respect to the Life Storage PSUs that would vest based on the actual achievement of the applicable performance conditions over the truncated performance period ending on the closing date of the Mergers, determined in accordance with the terms of the applicable award agreement. At the Company Merger Effective Time, the Life Storage PSUs will be canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law.

Each deferred stock unit with respect to shares of Life Storage Common Stock (the “Life Storage DSUs”) that is issued and outstanding as of immediately prior to the Company Merger Effective Time will, as of immediately prior to the Company Merger Effective Time, become fully vested and all restrictions shall lapse. At the Company Merger Effective Time, the Life Storage DSUs will be canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law.
At the Company Merger Effective Time, each outstanding and unexercised Life Storage stock option, whether vested or unvested, will be canceled and exchanged for no consideration; provided, however that each holder of an outstanding and unexercised Life Storage stock option will have at least fifteen (15) days prior to the closing date of the Mergers to exercise such Life Storage stock options.
The Company Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in Life Storage OP owned by Life Storage OP GP as of immediately prior to the Partnership Merger Effective Time will be converted into one Common Unit (as defined the Amended and Restated Agreement of Limited Partnership of Life Storage OP, dated June 4, 2021), and Life Storage OP GP will continue to be the sole general partner of Life Storage OP following the Partnership Merger Effective Time, (b) the Common Units owned by the Surviving Entity as of immediately prior to the Partnership Merger Effective Time will be converted into 99 Common Units, and the Surviving Entity will continue to be a limited partner of Life Storage OP and will be the sole limited partner of Life Storage OP following the Partnership Merger Effective Time and (c) each common unit of Life Storage OP held by a Minority Limited Partner that is issued and outstanding immediately prior to the Partnership Merger Effective Time will be converted into validly issued common units of Extra Space OP in an amount equal to (i) one, multiplied by (ii) the Exchange Ratio, and each holder of such Common Units will be admitted as a limited partner of Extra Space OP, subject to certain elections by such holders as described in the Merger Agreement.
The Merger Agreement provides that at the Company Merger Effective Time, Extra Space will take all action necessary to add three members designated by Life Storage to the Extra Space board of directors.
The respective boards of directors of Extra Space and Life Storage have unanimously approved the Merger Agreement. The Mergers are expected to close during the second half of 2023.
The consummation of the Mergers is subject to certain closing conditions, including (a) the approval of the Company Merger and the other transactions contemplated by the Merger Agreement by the holders of at least two-thirds
of the outstanding shares of Life Storage Common Stock (the “Life Storage Stockholder Approval”), (b) the approval of the issuance of Extra Space Common Stock in the Company Merger by a majority of the votes cast by the holders of Extra Space Common Stock on such matter (the “Extra Space Stockholder Approval”), (c) the shares of Extra Space Common Stock to be issued in the Company Merger will have been approved for listing on the New York Stock Exchange, (d) the
Form S-4 to
be filed by Extra Space to register the offer and sale of shares of Extra Space Common Stock to be issued in the Company Merger becoming effective, (e) the absence of any temporary restraining order, injunction or other legal order, and no law being enacted, which would have the effect of making illegal or otherwise prohibiting the consummation of the Mergers, (f) the receipt of certain legal opinions by each of Extra Space and Life Storage and (g) other customary conditions specified in the Merger Agreement.
The Merger Agreement contains customary representations, warranties, agreements and covenants, including covenants providing that each of the Extra Space Parties and the Life Storage Parties will use commercially reasonable efforts to conduct their respective businesses in all material respects in the ordinary course, consistent with past practice, during the period between the execution of the Merger Agreement and the earlier of the Company Merger Effective Time or the termination of the Merger Agreement. Specifically, none of the Life Storage Parties nor any Life Storage subsidiary can take certain specified actions without Extra Space’s prior written consent (not to be unreasonably withheld, delayed or conditioned), including, among other things (subject to certain exceptions)

(a) issuing any shares, (b) making any loans or incurring any indebtedness, (c) settling certain litigation, (d) making capital expenditures not in accordance with Life Storage’s capital expenditure plan or (e) taking any action, or failing to take any action, that would reasonably be expected to cause (i) Life Storage to fail to qualify as a REIT or (ii) any Life Storage subsidiary to cease to be treated as a partnership or disregarded entity for federal income tax purposes or a qualified REIT subsidiary or a taxable REIT subsidiary.
Each of Extra Space and Life Storage has agreed not to make, declare or set aside any dividend or other distribution to its respective stockholders without the prior written consent of the other party, except that upon written notice to the other party, (a) Life Storage may authorize and pay (i) regular quarterly dividends on shares of Life Storage Common Stock at a rate not in excess of $1.20 per share per quarter and (ii) the regular distributions that are required to be made in respect of the common units of Life Storage OP in connection with any dividends paid on the shares of Life Storage Common Stock under Life Storage OP’s partnership agreement and (b) Extra Space may authorize and pay (i) regular quarterly dividends on shares of Extra Space Common Stock at a rate not in excess of $1.62 per share per quarter and (ii) the regular distributions that are required to be made in respect of the common limited partnership interests in Extra Space OP in connection with any dividends paid on the shares of Extra Space Common Stock under Extra Space OP’s partnership agreement. In addition, Life Storage has agreed that any quarterly dividends or distributions by the Life Storage Parties will have the same record date and the same payment date as Extra Space.
Each of Extra Space and Life Storage has agreed not to (a) solicit proposals relating to certain alternative transactions, (b) enter into discussions or negotiations or provide non-public information
in connection with any proposal for an alternative transaction from a third party or (c) approve or enter into any agreements providing for any such alternative transaction, subject to certain exceptions to permit members of each of Extra Space’s and Life Storage’s board of directors to comply with their duties as directors under applicable law. Notwithstanding these “no-shop” restrictions,
prior to obtaining the Extra Space Stockholder Approval and Life Storage Stockholder Approval, under specified circumstances Extra Space’s or Life Storage’s respective board of directors may change its respective recommendation of the transaction, and Life Storage may also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fee described below.
The Merger Agreement may be terminated under certain other circumstances, including by either Extra Space or Life Storage if the Mergers have not been consummated on or before 5:00 p.m. (New York time) on December 31, 2023, if a final and non-appealable order
is entered enjoining or otherwise prohibiting the Mergers, if the Life Storage stockholders shall have voted at the special meeting held to consider the Life Storage Stockholder Approval and the Life Storage Stockholder Approval is not obtained, or if the Extra Space stockholders shall have voted at the special meeting held to consider the Extra Space Stockholder Approval and the Extra Space Stockholder Approval is not obtained.
The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Life Storage may be required to pay to Extra Space a termination fee of $371,000,000, Extra Space may be required to pay to Life Storage a termination fee of $761,000,000, or either party may be required to reimburse the other party’s transaction expenses up to an amount equal to $20,000,000.
The foregoing summary of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Extra Space, Extra Space OP, Life Storage, Life Storage OP or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made by the parties), may have been made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties contained in the Merger

Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Extra Space’s, Extra Space OP’s, Life Storage’s or Life Storage OP’s public disclosures.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 2, 2023, Life Storage’s board of directors approved an amendment and restatement (the “Amendment and Restatement”) of the Bylaws of Life Storage (the “Bylaws”), which became effective immediately. The Amendment and Restatement revises (i) Section 1.07 to remove the effect of withheld votes in the election of director nominees, (ii) Section 7.01 to conform the indemnification of directors and officers to Life Storage’s current charter provisions and (iii) Article XI to require any stockholder who is a party to an action described in Article XI of the Bylaws to cooperate in seeking to have such action to be assigned to the Maryland Business & Technology Case Management Program and designate the courts of the United States as the exclusive forum for all claims arising under the federal securities laws, unless Life Storage consents to another forum.
The foregoing summary of the Amendment and Restatement does not purport to be a complete description and is qualified in its entirety by the full text of the Amendment and Restatement, marked to show the April 2, 2023 changes, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.
On April 3, 2023, Extra Space and Life Storage issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Also on April 3, 2023, Life Storage posted an investor presentation to its investor relations website related to the transactions contemplated by the Merger Agreement and provided information regarding the proposed transaction to analysts and investors. The information made available in connection with the presentations is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 2, 2023, by and among Extra Space Storage Inc., Extra Space Storage LP, Eros Merger Sub, LLC, Eros OP Merger Sub, LLC, Life Storage, Inc. and Life Storage LP.*

3.1	Amended and Restated Bylaws of Life Storage, Inc.

99.1	Joint Press Release of Extra Space Storage Inc. and Life Storage, Inc., dated April 3, 2023.

99.2	Investor Presentation, dated April 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Life Storage agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.
Forward Looking Statements
The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Life Storage and Extra Space operate as well as beliefs and assumptions of Life Storage and Extra Space. Such statements involve uncertainties that could significantly impact Life Storage’s or Extra Space’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Life Storage or Extra Space expects or anticipates will occur in the future — including statements relating to any possible transaction between Life Storage and Extra Space, acquisition and development activity, disposition activity, general conditions in the geographic areas where Life Storage or Extra Space operate, and Life Storage’s and Extra Space’s respective debt, capital structure and financial position — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Life Storage and Extra Space believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Life Storage nor Extra Space can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Life Storage’s and Extra Space’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Life Storage and Extra Space management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Life Storage’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Life Storage and Extra Space to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Extra Space common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets and interest rates; (xiv) increased or unanticipated competition for Life Storage’s or Extra Space’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Life Storage and Extra Space maintain and their credit ratings; (xviii) environmental uncertainties, including risks of natural disasters; (xix) risks related to the coronavirus pandemic; and (xx) those additional factors discussed under Part I, Item 1A. Risk Factors in Life Storage’s and Extra Space’s respective Annual Reports on
Form 10-K for
the year ended December 31, 2022. Neither Life Storage nor Extra Space undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Extra Space intends to file with the SEC a registration statement on Form
S-4,
which will include a document that serves as a prospectus of Extra Space and a joint proxy statement of Extra Space and Life Storage (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to Extra Space’s stockholders and Life Storage’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Extra Space and Life Storage with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Extra Space with the SEC will be available free of charge on Extra Space’s website at www.extraspace.com or by contacting Extra Space’s Investor Relations at info@extraspace.com. Copies of the documents filed by Life Storage with the SEC will be available free of charge on Life Storage’s website at www.lifestorage.com or by contacting Brent Maedl with Life Storage’s Investor Relations department at bmaedl@lifestorage.com or by calling (716)
328-9756.
Extra Space and Life Storage and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Extra Space is available in the Extra Space proxy statement for its 2022 Annual Meeting, which was filed with the SEC on April 5, 2022. Information about directors and executive officers of Life Storage is available in the Life Storage proxy statement for its 2022 Annual Meeting, which was filed with the SEC on April 14, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from Life Storage and Extra Space as indicated above.
No Offer or Sale
This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2023	LIFE STORAGE, INC.

	By:	/s/ Joseph V. Saffire
	Name:	Joseph V. Saffire
	Title:	Chief Executive Officer

Dated: April 3, 2023	LIFE STORAGE LP

	By:	/s/ Joseph V. Saffire
	Name:	Joseph V. Saffire
	Title:	Chief Executive Officer